Income Taxes (Details) - USD ($)	6 Months Ended
	Dec. 31, 2021	Jun. 30, 2021	Jun. 30, 2020
Income Taxes (Details) [Line Items]
Deferred tax assets	$ 373,000	$ 279,000
Increased decreased in valuation allowance	$ 468,490	373,784
Minimum [Member]
Income Taxes (Details) [Line Items]
Increased decreased in valuation allowance		94,706	$ 239,269
Maximum [Member]
Income Taxes (Details) [Line Items]
Increased decreased in valuation allowance		373,784	$ 134,515
Hong Kong [Member]
Income Taxes (Details) [Line Items]
Federal statutory income tax rate	16.50%
Business Combination [Member]
Income Taxes (Details) [Line Items]
Business combination, description	As of December 31, 2021 and June 30, 2021, Color China and Modern Pleasure’s net operating loss carry forward for the Hong Kong income taxes was approximately $0.6 million and $0.6 million, receptively. The net operating loss carry forwards are available to reduce future years’ taxable income for unlimited years. Management believes that the realization of the benefits from these losses appears uncertain due to the Company’s operating history and continued losses in Hong Kong. If the Company is unable to generate taxable income in its Hong Kong operations, it is more likely than not that it will not have sufficient income to utilize its deferred tax assets. Accordingly, the Company has provided a 100% valuation allowance on its net deferred tax assets of approximately $95,000 and $95,000 related to its Hong Kong operations as of December 31, 2021 and June 30, 2021, respectively.
CACM [Member]
Income Taxes (Details) [Line Items]
Effective tax rate	21.00%
Federal statutory income tax rate	7.10%
State	26.60%
Net operating loss carryforward	$ 1,300,000	$ 900,000
Taxable income for unlimited percentage	80.00%
Deferred tax asset allowance, percentage	100.00%